UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934
(AMENDMENT NO.  )
________________________

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Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

VERACYTE, INC.
(Name of Registrant as Specified in its Charter) _____________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your **Vote** Counts!

VERACYTE, INC.

2024 Annual Meeting
Vote by June 11, 2024
11:59 PM ET

veracyte

VERACYTE, INC.
C/O BROADRIDGE
P.O. BOX 1342
BRENTWOOD, NY 11717

V45562-P10175

You invested in VERACYTE, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 12, 2024.**

Get informed before you vote

View the Notice & Proxy Statement and Annual Report/10K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 29, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

June 12, 2024
10:00 AM PDT

Virtually at:
www.virtualshareholdermeeting.com/VCYT2024

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	The election of two directors to serve until the 2025 Annual Meeting of Stockholders or until their successors are duly elected and qualified. **Nominees:**	
1a.	Muna Bhanji	For
1b.	Marc Stapley	For
2.	The ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2024.	For
3.	The approval, on a non-binding advisory basis, of the compensation of our named executive officers, as disclosed in our proxy statement.	For
4.	The approval of an amendment to our Veracyte, Inc. 2023 Equity Incentive Plan.	For

NOTE: In his or her discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Delivery Settings".